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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934, as amended


        Date of Report (Date of earliest event reported): March 15, 2001


                           LONG BEACH SECURITIES CORP.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT, DATED AS OF MARCH 1, 2001, PROVIDING FOR THE ISSUANCE OF
                    ASSET-BACKED CERTIFICATES, SERIES 2001-1)


                           Long Beach Securities Corp.
                           ---------------------------

             (Exact name of registrant as specified in its charter)
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          Delaware                    333-41712              33-0917586
          --------                    ---------              ----------
(State or Other Jurisdiction         (Commission          (I.R.S. Employer
of Incorporation)                    File Number)         Identification Number)

1100 Town & Country Road
Suite 1600
Orange, California                                              92868
------------------                                              -----
(Address of Principal                                        (Zip Code)
Executive Offices)

Registrant's telephone number, including area code:  (714) 541-5378
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                                       -2-


Item 5.  Other Events
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Description of the Certificates and the Mortgage Pool

         As of the date hereof, Long Beach Securities Corp. (the "Registrant") has caused to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Commission's Rule 424 a Prospectus Supplement to its Prospectus, dated December 12, 2000, in connection with the Registrant's issuance of a series of certificates, entitled Long Beach Mortgage Loan Trust, Asset- Backed Certificates, Series 2001-1 (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of March 1, 2001, among the Registrant as depositor, Long Beach Mortgage Company as master servicer, and Bankers Trust Company of California, N.A. as trustee. The Certificates designated as the Series 2001-1 Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of conventional, one- to four-family, fixed rate and adjustable rate, first lien and second lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans").

Computational Materials

         Greenwich Capital Markets, Inc. (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Computational Materials", in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund, the structure of the Certificates and terms of certain classes of Certificates, and the hypothetical characteristics and hypothetical performance of certain classes of Certificates under certain assumptions and scenarios.

         The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and will be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Commission.

         The Computational Materials were prepared by the Underwriter at the request of certain prospective investors. The Computational Materials may be based on information that differs from the information set forth in the Prospectus Supplement.



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                                       -3-




Item 7.  Financial Statements and Exhibits
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                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits



         Exhibit No.                                     Description
         -----------                                     -----------

             99.1 Computational Materials (as defined in Item 5) that have been provided by Greenwich Capital Markets, Inc. to certain prospective purchasers of Long Beach Mortgage Loan Trust Asset-Backed Certificates, Series 2001-1




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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  March 15, 2001

                                    LONG BEACH SECURITIES CORP.


                                    By:       /s/ Jeffrey A. Sorensen
                                       ------------------------------
                                    Name:     Jeffrey A. Sorensen
                                    Title:    Vice President





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
                                                 Index to Exhibits



                                                                                         Sequentially
Exhibit No.                                  Description                                 Numbered Page
-----------                                  -----------                                 -------------
    99.1             Computational Materials (as defined in Item 5)                            P
                     that have been provided by Greenwich Capital
                     Markets, Inc. to certain prospective purchasers of
                     Long Beach Mortgage Loan Trust Asset-Backed
                     Certificates, Series 2001-1




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                                  EXHIBIT 99.1

                                 FILED BY PAPER